Rule 424(b)(3)	Form
F-6 File #: 333-
102703


Effective May 4,
2004, the ratio on
the American
Depositary Share
(ADS) evidenced by
the American
Depositary Receipt
(ADR) has been
changed from one (1)
ADS equals four (4)
Deposited Shares to
one (1) ADS
representing one (1)
Deposited Share.


EXHIBIT A

AMERICAN DEPOSITARY
SHARES
(Each American Depositary
Share represents four (4)
Deposited Shares)
IT IS EXPECTED THAT
SHARES DEPOSITED
HEREUNDER WILL BE
REGISTERED ON THE SHARE
REGISTRAR MAINTAINED BY
THE RUSSIAN SHARE
REGISTRAR IN THE NAME OF
THE DEPOSITARY OR ITS
NOMINEE OR OF THE
CUSTODIAN OR ITS NOMINEE.
OWNERS AND BENEFICIAL
OWNERS SHOULD BE AWARE,
HOWEVER, THAT RUSSIAS
SYSTEM OF SHARE
REGISTRATION AND CUSTODY
CREATES CERTAIN RISKS OF
LOSS THAT ARE NOT
NORMALLY ASSOCIATED WITH
INVESTMENTS IN OTHER
SECURITIES MARKETS.  THE
DEPOSITARY WILL NOT BE
LIABLE FOR THE
UNAVAILABILITY OF SHARES
OR FOR THE FAILURE TO
MAKE ANY DISTRIBUTION OF
CASH OR PROPERTY WITH
RESPECT THERETO AS A
RESULT OF SUCH
UNAVAILABILITY.
THE DEPOSITARY HAS BEEN
ADVISED BY RUSSIAN
COUNSEL THAT COURTS IN
THE RUSSIAN FEDERATION
WILL NOT RECOGNIZE OR
ENFORCE JUDGMENTS
OBTAINED IN THE NEW YORK
COURTS.





THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR COMMON SHARES OF
THE PAR VALUE OF 25
RUBLES EACH OF
OPEN JOINT STOCK
COMPANY OIL COMPANY
LUKOIL
(INCORPORATED UNDER
THE LAWS OF THE
RUSSIAN FEDERATION)

	The Bank of New
York, as depositary
(hereinafter called
the Depositary),
hereby certifies
that___________
____________________
____________________
____, or registered
assigns IS THE OWNER
OF
____________________
_________

AMERICAN DEPOSITARY
SHARES

representing
deposited common
shares (herein
called Shares) of
Open Joint Stock
Company Oil Company
LUKOIL, incorporated
under the laws of
the Russian
Federation (herein
called the Company).
At the date hereof,
each American
Depositary Share
represents four (4)
Shares deposited or
subject to deposit
under the Deposit
Agreement (as such
term is hereinafter
defined) at the
principal Moscow,
Russian Federation,
office of either of
Internationale
Nederlanden Bank
(Eurasia) or Bank
Imperial (each of
them herein called
the Custodian).  The
Depositarys
Corporate Trust
Office is located at
a different address
than its principal
executive office.
Its Corporate Trust
Office is located at
101 Barclay Street,
New York, N.Y.
10286, and its
principal executive
office is located at
48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286

1.	THE DEPOSIT
AGREEMENT.

This American
Depositary Receipt
is one of an issue
(herein called
Receipts), all
issued and to be
issued upon the
terms and conditions
set forth in the
deposit agreement,
amended and restated
as of March 11, 1998
(herein called the
Deposit Agreement),
by and among the
Company, the
Depositary, and all
Owners and
Beneficial Owners
from time to time of
Receipts issued
thereunder, each of
whom by accepting a
Receipt agrees to
become a party
thereto and become
bound by all the
terms and conditions
thereof.  The
Deposit Agreement
sets forth the
rights of Owners and
Beneficial Owners of
the Receipts and the
rights and duties of
the Depositary in
respect of the
Shares deposited
thereunder and any
and all other
securities, property
and cash from time
to time received in
respect of such
Shares and held
thereunder (such
Shares, securities,
property, and cash
are herein called
Deposited
Securities).  Copies
of the Deposit
Agreement are on
file at the
Depositarys
Corporate Trust
Office in New York
City and at the
office of the
Custodian.

The statements made
on the face and
reverse of this
Receipt are
summaries of certain
provisions of the
Deposit Agreement
and are qualified by
and subject to the
detailed provisions
of the Deposit
Agreement, to which
reference is hereby
made.  Capitalized
terms defined in the
Deposit Agreement
and not defined
herein shall have
the meanings set
forth in the Deposit
Agreement.

2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.

Upon surrender at
the Corporate Trust
Office of the
Depositary of this
Receipt accompanied
by such documents as
the Depositary may
require (including a
purchase/sale
contract relating to
the transfer of the
Shares), and upon
payment of the fees
and expenses of the
Depositary provided
in this Receipt, and
subject to the terms
and conditions of
the Deposit
Agreement, the Owner
hereof is entitled
to delivery, to him
or upon his order,
of the Deposited
Securities at the
time represented by
the American
Depositary Shares
for which this
Receipt is issued.
Delivery of such
Deposited Securities
may be made by the
delivery of (a)
certificates or
other documents
evidencing title
(including extracts
from the Share
Register) in the
name of the Owner
hereof or as ordered
by him or
certificates
properly endorsed or
accompanied by
proper instruments
of transfer and (b)
any other
securities, property
and cash to which
such Owner is then
entitled in respect
of this Receipt.
The Depositary shall
direct the Custodian
or its agents to
cause the transfer
and recordation by
the Russian Share
Registrar on the
Share Register of
the Shares being
withdrawn in the
name of such Owner
or as directed by
him as above
provided, and the
Company shall ensure
that such transfer
and recordation is
effected within 72
hours from the time
it is requested to
do so by the
Depositary or the
Custodian or any of
their respective
agents; provided
that all required
documents have been
completed and
submitted in
accordance with
applicable Russian
law and regulations.
Upon such transfer
and recordation, the
Custodian shall
deliver at the
Moscow, Russian
Federation, office
of the Custodian,
subject to Sections
2.06, 3.01 and 3.02
and to the other
terms and conditions
of the Deposit
Agreement, to or
upon the written
order of the person
or persons
designated in the
order delivered to
the Depositary as
above provided,
documents evidencing
title (including
extracts from the
Share Register) for
the amount of
Deposited Securities
represented by the
American Depositary
Shares evidenced by
this Receipt, except
that, if and to the
extent practicable,
the Depositary may
make delivery to
such person or
persons at the
Corporate Trust
Office of the
Depositary of any
dividends or
distributions with
respect to the
Deposited Securities
represented by the
American Depositary
Shares evidenced by
such Receipt, or of
any proceeds of sale
of any dividends,
distributions or
rights, which may at
the time be held by
the Depositary.  At
the request, risk
and expense of any
Owner so
surrendering this
Receipt, and for the
account of such
Owner, the
Depositary shall
direct the Custodian
to forward any cash
or other property
(other than rights)
comprising, and
forward a
certificate or
certificates and
other proper
documents evidencing
title for (as
described above),
the Deposited
Securities
represented by the
American Depositary
Shares evidenced by
such Receipt to the
Depositary for
delivery at the
Corporate Trust
Office of the
Depositary.  Such
direction shall be
given by letter or,
at the request, risk
and expense of such
Owner, by cable,
telex or facsimile
transmission.


3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF
RECEIPTS.

The transfer of this
Receipt is
registrable on the
books of the
Depositary at its
Corporate Trust
Office by the Owner
hereof in person or
by a duly authorized
attorney, upon
surrender of this
Receipt properly
endorsed for
transfer or
accompanied by
proper instruments
of transfer and
funds sufficient to
pay any applicable
transfer taxes and
the expenses of the
Depositary and upon
compliance with such
regulations, if any,
as the Depositary
may establish for
such purpose.  This
Receipt may be split
into other such
Receipts, or may be
combined with other
such Receipts into
one Receipt,
evidencing the same
aggregate number of
American Depositary
Shares as the
Receipt or Receipts
surrendered.  As a
condition precedent
to the execution and
delivery,
registration of
transfer, split-up,
combination, or
surrender of any
Receipt or
withdrawal of any
Deposited
Securities, the
Depositary, the
Custodian, or
Registrar may
require payment from
the depositor of the
Shares or the
presenter of the
Receipt of a sum
sufficient to
reimburse it for any
tax or other
governmental charge
and any stock
transfer or
registration fee
with respect thereto
(including any such
tax or charge and
fee with respect to
Shares being
deposited or
withdrawn) and
payment of any
applicable fees and
expenses as provided
in this Receipt, may
require the
production of proof
satisfactory to it
as to the identity
and genuineness of
any signature and
may also require
compliance with any
regulations the
Depositary may
establish consistent
with the provisions
of the Deposit
Agreement or this
Receipt, including,
without limitation,
this Article 3.

The delivery of
Receipts against
deposits of Shares
generally or against
deposits of
particular Shares
may be suspended, or
the transfer of
Receipts in
particular instances
may be refused, or
the registration of
transfer of
outstanding Receipts
generally may be
suspended, during
any period when the
transfer books of
the Depositary are
closed, or if any
such action is
deemed necessary or
advisable by the
Depositary or the
Company at any time
or from time to time
because of any
requirement of law
or of any government
or governmental body
or commission, or
under any provision
of the Deposit
Agreement or this
Receipt, or for any
other reason,
subject to the
provisions of the
following sentence.
Notwithstanding
anything to the
contrary in the
Deposit Agreement or
this Receipt, the
surrender of
outstanding Receipts
and withdrawal of
Deposited Securities
may not be suspended
subject only to (i)
temporary delays
caused by closing
the transfer books
of the Depositary or
the Company or the
deposit of Shares in
connection with
voting at a
shareholders
meeting, or the
payment of
dividends, (ii) the
payment of fees,
taxes and similar
charges, and (iii)
compliance with any
U.S. or foreign laws
or governmental
regulations relating
to the Receipts or
to the withdrawal of
the Deposited
Securities.  Without
limitation of the
foregoing, the
Depositary shall not
knowingly accept for
deposit under the
Deposit Agreement
any Shares required
to be registered
under the provisions
of the Securities
Act of 1933, unless
a registration
statement is in
effect as to such
Shares.

4.	LIABILITY OF
OWNER OR BENEFICIAL
OWNER FOR TAXES.

If any tax or other
governmental charge
shall become payable
with respect to any
Receipt or any
Deposited Securities
represented hereby,
such tax or other
governmental charge
shall be payable by
the Owner or
Beneficial Owner
hereof to the
Depositary, and such
Owner or Beneficial
Owner shall be
deemed liable
therefor.  In
addition to any
other remedies
available to it, the
Depositary may
refuse to effect any
transfer of this
Receipt or any
withdrawal of
Deposited Securities
represented by
American Depositary
Shares evidenced by
such Receipt until
such payment is
made, and may
withhold any
dividends or other
distributions, or
may sell for the
account of the Owner
or Beneficial Owner
hereof any part or
all of the Deposited
Securities
represented by the
American Depositary
Shares evidenced by
this Receipt, and
may apply such
dividends or other
distributions or the
proceeds of any such
sale in payment of
such tax or other
governmental charge
and the Owner or
Beneficial Owner
hereof shall remain
liable for any
deficiency.  The
obligations of
Owners and
Beneficial Owners
under this Article 4
shall survive any
transfer of Receipts
pursuant to Section
2.04 of the Deposit
Agreement, any
surrender of
Receipts and
withdrawal of
Deposited Securities
pursuant to Section
2.05 of the Deposit
Agreement, or the
termination of the
Deposit Agreement
pursuant to Section
6.02 of the Deposit
Agreement.


5.	WARRANTIES ON
DEPOSIT OF SHARES.

Every person
depositing Shares
under the Deposit
Agreement shall be
deemed thereby to
represent and
warrant that such
Shares and each
certificate therefor
are validly issued,
fully paid, non-
assessable, and free
of any preemptive
rights of the
holders of
outstanding Shares
and that the person
making such deposit
is duly authorized
so to do.  Every
such person shall
also be deemed to
represent that such
Shares and the
Receipts evidencing
American Depositary
Shares representing
such Shares would
not be Restricted
Securities.  Such
representations and
warranties shall
survive the deposit
of Shares and
issuance of
Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.

Any person
presenting Shares
for deposit or any
Owner or Beneficial
Owner of a Receipt
may be required from
time to time to file
with the Depositary
or the Custodian
such proof of
citizenship or
residence, exchange
control approval, or
such information
relating to the
registration on the
books of the Company
or the Russian Share
Registrar, if
applicable, to
execute such
certificates and to
make such
representations and
warranties, as the
Depositary may deem
necessary or proper.
The Depositary may
withhold the
delivery or
registration of
transfer of any
Receipt or the
distribution of any
dividend or sale or
distribution of
rights or of the
proceeds thereof or
the delivery of any
Deposited Securities
until such proof or
other information is
filed or such
certificates are
executed or such
representations and
warranties made.  No
Share shall be
accepted for deposit
unless accompanied
by evidence
satisfactory to the
Depositary that any
necessary approval
has been granted by
any governmental
body in the Russian
Federation which is
then performing the
function of the
regulation of
currency exchange.

7.	CHARGES OF
DEPOSITARY.

The Company agrees
to pay the fees,
reasonable expenses
and out-of-pocket
charges of the
Depositary and those
of any Registrar
only in accordance
with agreements in
writing entered into
between the
Depositary and the
Company from time to
time.  The
Depositary shall
present its
statement for such
charges and expenses
to the Company once
every three months.
The charges and
expenses of the
Custodian are for
the sole account of
the Depositary.

The following
charges shall be
incurred by any
party depositing or
withdrawing Shares
or by any Owner of
Receipts or by any
party surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock
split declared by
the Company or an
exchange of stock
regarding the
Receipts or
Deposited Securities
or a distribution of
Receipts pursuant to
Section 4.03 of the
Deposit Agreement),
whichever
applicable: (1)
taxes and other
governmental
charges, (2) such
registration fees as
may from time to
time be in effect
for the registration
of transfers of
Shares generally on
the Share Register
of the Company
maintained by the
Russian Share
Registrar and
applicable to
transfers of Shares
to the name of the
Depositary or its
nominee or the
Custodian or its
nominee on the
making of deposits
or withdrawals under
the terms of the
Deposit Agreement,
(3) such cable,
telex and facsimile
transmission
expenses as are
expressly provided
in the Deposit
Agreement, (4) such
expenses as are
incurred by the
Depositary in the
conversion of
foreign currency
pursuant to Section
4.05 of the Deposit
Agreement, (5) a fee
of $5.00 or less per
100 American
Depositary Shares
(or portion thereof)
for the execution
and delivery of
Receipts pursuant to
Sections 2.03, 4.03
or 4.04 of the
Deposit Agreement
and the surrender of
Receipts pursuant to
Sections 2.05 or
6.02 of the Deposit
Agreement, (6) a fee
of $.02 or less per
American Depositary
Share (or portion
thereof) for any
cash distribution
made pursuant to
Sections 4.01
through 4.04 of the
Deposit Agreement,
(7) a fee of $.01 or
less per American
Depositary Share (or
portion thereof) per
year to cover such
expenses as are
incurred for
inspections by the
Depositary the
Custodian or their
respective agents of
the Share Register
maintained by the
Russian Share
Registrar (which fee
shall be assessed
against Owners of
record as of the
date or dates set by
the Depositary in
accordance with
Section 4.06 of the
Deposit Agreement
and shall be
collected at the
sole discretion of
the Depositary by
billing such Owners
for such fee or by
deducting such fee
from one or more
cash dividends or
other cash
distributions), (8)
a fee for the
distribution of
securities pursuant
to Section 4.02 of
the Deposit
Agreement, such fee
being in an amount
equal to the fee for
the execution and
delivery of American
Depositary Shares
referred to above
which would have
been charged as a
result of the
deposit of such
securities (for
purposes of this
clause 8 treating
all such securities
as if they were
Shares), but which
securities are
instead distributed
by the Depositary to
Owners and (9) a fee
not in excess of
$1.50 per
certificate for a
Receipt or Receipts
for transfers made
pursuant to the
terms of the Deposit
Agreement.

The Depositary,
subject to Article 8
hereof, may own and
deal in any class of
securities of the
Company and its
affiliates and in
Receipts.

8.	PRE-RELEASE OF
RECEIPTS.

Notwithstanding
Section 2.03 of the
Deposit Agreement,
the Depositary may
execute and deliver
Receipts prior to
the receipt of
Shares pursuant to
Section 2.02 of the
Deposit Agreement (a
Pre-Release).  The
Depositary may,
pursuant to Section
2.05 of the Deposit
Agreement, deliver
Shares upon the
receipt and
cancellation of
Receipts which have
been Pre-Released,
whether or not such
cancellation is
prior to the
termination of such
Pre-Release or the
Depositary knows
that such Receipt
has been Pre-
Released.  The
Depositary may
receive Receipts in
lieu of Shares in
satisfaction of a
Pre-Release.  Each
Pre-Release will be
(a) preceded or
accompanied by a
written
representation from
the person to whom
Receipts or Shares
are to be delivered,
that such person, or
its customer, owns
the Shares or
Receipts to be
remitted, as the
case may be, (b) at
all times fully
collateralized with
cash or such other
collateral as the
Depositary deems
appropriate, (c)
terminable by the
Depositary on not
more than five (5)
business days
notice, and (d)
subject to such
further indemnities
and credit
regulations as the
Depositary deems
appropriate.  The
number of American
Depositary Shares
which are
outstanding at any
time as a result of
Pre-Release will not
normally exceed
thirty percent (30%)
of the Shares
deposited under the
Deposit Agreement;
provided, however,
that the Depositary
reserves the right
to change or
disregard such limit
from time to time as
it deems
appropriate, and
may, with the prior
written consent of
the Company, change
such limit from time
to time for purposes
of general
application.  The
Depositary will also
set Dollar limits
with respect to Pre-
Release transactions
to be entered into
under the Deposit
Agreement with any
particular Pre-
Releasee on a case-
by-case basis as the
Depositary deems
appropriate.  For
purposes of enabling
the Depositary to
fulfill its
obligations to the
Owners under the
Deposit Agreement,
the collateral
referred to in
clause (b) above
will be held by the
Depositary in
connection with a
Pre- Releasees
obligations to the
Depositary in
connection with a
Pre-Release
transaction,
including the Pre-
Releasees obligation
to deliver Shares or
Receipts upon
termination of a
Pre-Release
transaction (and
shall not, for the
avoidance of doubt,
constitute Deposited
Securities under the
Deposit Agreement).

The Depositary may
retain for its own
account any
compensation
received by it in
connection with the
foregoing.

9.	TITLE TO
RECEIPTS.

It is a condition of
this Receipt and
every successive
Owner and Beneficial
Owner of this
Receipt by accepting
or holding the same
consents and agrees,
that title to this
Receipt when
properly endorsed or
accompanied by
proper instruments
of transfer, is
transferable by
delivery with the
same effect as in
the case of a
negotiable
instrument under the
laws of New York;
provided, however,
that the Depositary,
notwithstanding any
notice to the
contrary, may treat
the person in whose
name this Receipt is
registered on the
books of the
Depositary as the
absolute owner
hereof for the
purpose of
determining the
person entitled to
distribution of
dividends or other
distributions or to
any notice provided
for in the Deposit
Agreement or for all
other purposes and
neither the
Depositary nor the
Company will have
any obligation or be
subject to any
liability under the
Deposit Agreement to
any holder of this
Receipt unless such
holder is the Owner
hereof.

10.	VALIDITY OF
RECEIPT.

This Receipt shall
not be entitled to
any benefits under
the Deposit
Agreement or be
valid or obligatory
for any purpose,
unless this Receipt
shall have been
executed by the
Depositary by the
manual signature of
a duly authorized
signatory of the
Depositary;
provided, however
that such signature
may be a facsimile
if a Registrar for
the Receipts shall
have been appointed
and such Receipts
are countersigned by
the manual or
facsimile signature
of a duly authorized
officer of the
Registrar.

11.	REPORTS;
INSPECTION OF
TRANSFER BOOKS.

The Company
currently furnishes
the Securities and
Exchange Commission
(hereinafter called
the Commission) with
certain public
reports and
documents required
by foreign law or
otherwise under Rule
12g3-2(b) under the
Securities Exchange
Act of 1934.  Such
reports and
communications will
be available for
inspection and
copying by Owners
and Beneficial
Owners at the public
reference facilities
maintained by the
Commission located
at 450 Fifth Street,
N.W., Washington,
D.C. 20549.

The Depositary will
make available for
inspection by Owners
of Receipts at its
Corporate Trust
Office any reports
and communications,
including any proxy
soliciting material,
received from the
Company which are
both (a) received by
the Depositary as
the holder of the
Deposited Securities
and (b) made
generally available
to the holders of
such Deposited
Securities by the
Company.  The
Depositary will also
send to Owners of
Receipts (i) copies
of such reports when
furnished by the
Company pursuant to
Section 5.06 of the
Deposit Agreement,
(ii) copies of any
written
communications
provided to the
Depositary by the
Russian Share
Registrar pursuant
to Section
5.13(b)(v) of the
Deposit Agreement;
and (iii) copies of
any notices given or
required to be given
by the Depositary
pursuant to Section
5.13(d) of the
Deposit Agreement.
Any such reports and
communications,
including any such
proxy soliciting
material, furnished
to the Depositary by
the Company shall be
furnished in English
to the extent such
materials are
required to be
translated into
English pursuant to
any regulations of
the Commission.

The Depositary will
keep books, at its
Corporate Trust
Office, for the
registration of
Receipts and
transfers of
Receipts which at
all reasonable times
shall be open for
inspection by the
Owners of Receipts
provided that such
inspection shall not
be for the purpose
of communicating
with Owners of
Receipts in the
interest of a
business or object
other than the
business of the
Company or a matter
related to the
Deposit Agreement or
the Receipts.

12.	DIVIDENDS AND
DISTRIBUTIONS.

Whenever the
Depositary receives
any cash dividend or
other cash
distribution on any
Deposited
Securities, the
Depositary will, if
at the time of
receipt thereof any
amounts received in
a foreign currency
can in the judgment
of the Depositary be
converted on a
reasonable basis
into United States
dollars transferable
to the United
States, and subject
to the Deposit
Agreement, convert
such dividend or
distribution into
dollars and will
distribute the
amount thus received
(net of the fees and
expenses of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement) to the
Owners of Receipts
entitled thereto;
provided, however,
that in the event
that the Company or
the Depositary is
required to withhold
and does withhold
from any cash
dividend or other
cash distribution in
respect of any
Deposited Securities
an amount on account
of taxes, the amount
distributed to the
Owners of the
Receipts evidencing
American Depositary
Shares representing
such Deposited
Securities shall be
reduced accordingly.

Subject to the
provisions of
Sections 4.11 and
5.09 of the Deposit
Agreement, whenever
the Depositary
receives any
distribution other
than a distribution
described in
Sections 4.01, 4.03
or 4.04 of the
Deposit Agreement,
the Depositary will
cause the securities
or property received
by it to be
distributed to the
Owners of Receipts
entitled thereto, in
any manner that the
Depositary may deem
equitable and
practicable for
accomplishing such
distribution;
provided, however,
that if in the
opinion of the
Depositary such
distribution cannot
be made
proportionately
among the Owners of
Receipts entitled
thereto, or if for
any other reason the
Depositary deems
such distribution
not to be feasible,
the Depositary may
adopt such method as
it may deem
equitable and
practicable for the
purpose of effecting
such distribution,
including, but not
limited to, the
public or private
sale of the
securities or
property thus
received, or any
part thereof, and
the net proceeds of
any such sale (net
of the fees and
expenses of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement) will be
distributed by the
Depositary to the
Owners of Receipts
entitled thereto all
in the manner and
subject to the
conditions described
in Section 4.01 of
the Deposit
Agreement.

If any distribution
consists of a
dividend in, or free
distribution of,
Shares, the
Depositary may
distribute to the
Owners of
outstanding Receipts
entitled thereto,
additional Receipts
evidencing an
aggregate number of
American Depositary
Shares representing
the amount of Shares
received as such
dividend or free
distribution subject
to the terms and
conditions of the
Deposit Agreement
with respect to the
deposit of Shares
and the issuance of
American Depositary
Shares evidenced by
Receipts, including
the withholding of
any tax or other
governmental charge
as provided in
Section 4.11 of the
Deposit Agreement
and the payment of
the fees and
expenses of the
Depositary as
provided in Article
7 hereof and Section
5.09 of the Deposit
Agreement.  In lieu
of delivering
Receipts for
fractional American
Depositary Shares in
any such case, the
Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and
distribute the net
proceeds, all in the
manner and subject
to the conditions
described in Section
4.01 of the Deposit
Agreement.  If
additional Receipts
are not so
distributed, each
American Depositary
Share shall
thenceforth also
represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.

In the event that
the Depositary
determines that any
distribution in
property (including
Shares and rights to
subscribe therefor)
or any deposit of
Shares, transfer of
Receipts or
withdrawal of
Deposited Securities
under the Deposit
Agreement is subject
to any tax or other
govern mental charge
which the Depositary
determines, in its
absolute discretion,
it is, or may be,
obligated to
withhold, the
Depositary may by
public or private
sale dispose of all
or a portion of such
property (including
Shares and rights to
subscribe therefor)
in such amounts and
in such manner as
the Depositary deems
necessary and
practicable to pay
any such taxes or
charges, and the
Depositary shall
distribute the net
proceeds of any such
sale after deduction
of such taxes or
charges to the
Owners of Receipts
entitled thereto.

13.	RIGHTS.

In the event that
the Company shall
offer or cause to be
offered to the
holders of any
Deposited Securities
any rights to
subscribe for
additional Shares or
any rights of any
other nature, the
Depositary shall
have discretion as
to the procedure to
be followed in
making such rights
available to any
Owners or in
disposing of such
rights on behalf of
any Owners and
making the net
proceeds available
to such Owners or,
if by the terms of
such rights offering
or for any other
reason, the
Depositary may not
either make such
rights available to
any Owners or
dispose of such
rights and make the
net proceeds
available to such
Owners, then the
Depositary shall
allow the rights to
lapse.  If at the
time of the offering
of any rights the
Depositary
determines in its
discretion that it
is lawful and
feasible to make
such rights
available to all or
certain Owners but
not to other Owners,
the Depositary may
distribute to any
Owner to whom it
determines the
distribution to be
lawful and feasible,
in proportion to the
number of American
Depositary Shares
held by such Owner,
warrants or other
instruments therefor
in such form as it
deems appropriate.

In circumstances in
which rights would
otherwise not be
distributed, if an
Owner of Receipts
requests the
distribution of
warrants or other
instruments in order
to exercise the
rights allocable to
the American
Depositary Shares of
such Owner
hereunder, the
Depositary will make
such rights
available to such
Owner upon written
notice from the
Company to the
Depositary that (a)
the Company has
elected in its sole
discretion to permit
such rights to be
exercised and (b)
such Owner has
executed such
documents as the
Company has
determined in its
sole discretion are
reasonably required
under applicable
law.

If the Depositary
has distributed
warrants or other
instruments for
rights to all or
certain Owners, then
upon instruction
from such an Owner
pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise
such rights, upon
payment by such
Owner to the
Depositary for the
account of such
Owner of an amount
equal to the
purchase price of
the Shares to be
received upon the
exercise of the
rights, and upon
payment of the fees
and expenses of the
Depositary and any
other charges as set
forth in such
warrants or other
instruments, the
Depositary shall, on
behalf of such
Owner, exercise the
rights and purchase
the Shares, and the
Company shall cause
the Shares so
purchased to be
delivered to the
Depositary on behalf
of such Owner.  As
agent for such
Owner, the
Depositary will
cause the Shares so
purchased to be
deposited pursuant
to Section 2.02 of
the Deposit
Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such
Owner.  In the case
of a distribution
pursuant to the
second paragraph of
this Article 13,
such Receipts shall
be legended in
accordance with
applicable U.S.
laws, and shall be
subject to the
appropriate
restrictions on
sale, deposit,
cancellation, and
transfer under such
laws.

If the Depositary
determines in its
discretion that it
is not lawful and
feasible to make
such rights
available to all or
certain Owners, it
may sell the rights,
warrants or other
instruments in
proportion to the
number of American
Depositary Shares
held by the Owners
to whom it has
determined it may
not lawfully or
feasibly make such
rights available,
and allocate the net
proceeds of such
sales (net of the
fees and expenses of
the Depositary as
provided in Section
5.09 of the Deposit
Agreement and all
taxes and
governmental charges
payable in
connection with such
rights and subject
to the terms and
conditions of the
Deposit Agreement)
for the account of
such Owners
otherwise entitled
to such rights,
warrants or other
instruments, upon an
averaged or other
practical basis
without regard to
any distinctions
among such Owners
because of exchange
restrictions or the
date of delivery of
any Receipt or
otherwise.

The Depositary will
not offer rights to
Owners unless both
the rights and the
securities to which
such rights relate
are either exempt
from registration
under the Securities
Act of 1933 with
respect to a
distribution to all
Owners or are
registered under the
provisions of such
Act; provided, that
nothing in this
Deposit Agreement
shall create, any
obligation on the
part of the Company
to file a
registration
statement with
respect to such
rights or underlying
securities or to
endeavor to have
such a registration
statement declared
effective.  If an
Owner of Receipts
requests the
distribution of
warrants or other
instruments,
notwithstanding that
there has been no
such registration
under such Act, the
Depositary shall not
effect such
distribution unless
it has received an
opinion from
recognized counsel
in the United States
for the Company upon
which the Depositary
may rely that such
distribution to such
Owner is exempt from
such registration.

The Depositary shall
not be responsible
for any failure to
determine that it
may be lawful or
feasible to make
such rights
available to Owners
in general or any
Owner in particular.

14.	CONVERSION OF
FOREIGN CURRENCY.

Whenever the
Depositary shall
receive foreign
currency, by way of
dividends or other
distributions or the
net proceeds from
the sale of
securities, property
or rights, into the
Depositarys foreign
investment account
in the Russian
Federation, and if
at the time of the
receipt thereof the
foreign currency so
received can in the
judgment of the
Depositary be
converted on a
reasonable basis
into Dollars and the
resulting Dollars
transferred to the
United States, the
Depositary shall
convert or cause to
be converted, by
sale or in any other
manner that it may
determine, such
foreign currency
into Dollars, and
such Dollars shall
be distributed to
the Owners entitled
thereto or, if the
Depositary shall
have distributed any
warrants or other
instruments which
entitle the holders
thereof to such
Dollars, then to the
holders of such
warrants and/or
instruments upon
surrender thereof
for cancellation.
Such distribution
may be made upon an
averaged or other
practicable basis
without regard to
any distinctions
among Owners on
account of exchange
restrictions, the
date of delivery of
any Receipt or
otherwise and shall
be net of any
expenses of
conversion into
Dollars incurred by
the Depositary as
provided in Section
5.09 of the Deposit
Agreement.

If such conversion
or distribution can
be effected only
with the approval or
license of any
government or agency
thereof, the
Depositary shall
file such
application for
approval or license,
if any, as it may,
in its sole
discretion, deem
desirable.

If at any time the
Depositary shall
determine that in
its judgment any
foreign currency
received by the
Depositary or the
Custodian is not
convertible on a
reasonable basis
into Dollars
transferable to the
United States, or if
any approval or
license of any
government or agency
thereof which is
required for such
conversion is denied
or in the opinion of
the Depositary is
not obtainable, or
if any such approval
or license is not
obtained within a
reasonable period as
determined by the
Depositary, the
Depositary may
distribute the
foreign currency (or
an appropriate
document evidencing
the right to receive
such foreign
currency) received
by the Depositary
to, or in its
discretion may hold
such foreign
currency uninvested
and without
liability for
interest thereon for
the respective
accounts of, the
Owners entitled to
receive the same.

If any such
conversion of
foreign currency, in
whole or in part,
cannot be effected
for distribution to
some of the Owners
entitled thereto,
the Depositary may
in its discretion
make such conversion
and distribution in
Dollars to the
extent permissible
to the Owners
entitled thereto and
may distribute the
balance of the
foreign currency
received by the
Depositary to, or
hold such balance
uninvested and
without liability
for interest thereon
for the respective
accounts of, the
Owners entitled
thereto.

15.	RECORD DATES.

Whenever any cash
dividend or other
cash distribution
shall become payable
or any distribution
other than cash
shall be made, or
whenever rights
shall be issued with
respect to the
Deposited
Securities, or
whenever the
Depositary shall
receive notice of
any meeting of
holders of Shares or
other Deposited
Securities, or
whenever for any
reason the
Depositary causes a
change in the number
of Shares that are
represented by each
American Depositary
Share, or whenever
the Depositary shall
find it necessary or
convenient, the
Depositary shall fix
a record date (a)
for the
determination of the
Owners of Receipts
who shall be (i)
entitled to receive
such dividend,
distribution or
rights or the net
proceeds of the sale
thereof or (ii)
entitled to give
instructions for the
exercise of voting
rights at any such
meeting, (b) on or
after which each
American Depositary
Share will represent
the changed number
of Shares, subject
to the provisions of
the Deposit
Agreement or (c) for
the determination of
the Owners who shall
be responsible for
the fee assessed by
the Depositary
pursuant to Article
7 hereof for
inspection of the
Share Register
maintained by the
Russian Share
Registrar.

16.	VOTING OF
DEPOSITED
SECURITIES.

Upon receipt of
notice of any
meeting of holders
of Shares or other
Deposited
Securities, if
requested in writing
by the Company, the
Depositary shall, as
soon as practicable
thereafter, mail to
the Owners of
Receipts a notice,
the form of which
notice shall be in
the sole discretion
of the Depositary,
which shall contain
(a) such information
as is contained in
such notice of
meeting received by
the Depositary from
the Company, (b) a
statement that the
Owners of Receipts
as of the close of
business on a
specified record
date will be
entitled, subject to
any applicable
provision of law and
of the Charter of
the Company, to
instruct the
Depositary as to the
exercise of the
voting rights, if
any, pertaining to
the amount of Shares
or other Deposited
Securities
represented by their
respective American
Depositary Shares
and (c) a statement
as to the manner in
which such
instructions may be
given or deemed
given in accordance
with the last
sentence of this
paragraph if no
instruction is
received, to the
Depositary to give a
discretionary proxy
in conformity with
Russian law to the
Company or to a
person designated to
the Company.  Upon
the written request
of an Owner of a
Receipt on such
record date,
received on or
before the date
established by the
Depositary for such
purpose, the
Depositary shall
endeavor insofar as
practicable to vote
or cause to be voted
the amount of Shares
or other Deposited
Securities
represented by such
American Depositary
Shares evidenced by
such Receipt in
accordance with the
instructions set
forth in such
request.  The
Depositary shall not
vote or attempt to
exercise the right
to vote that
attaches to the
Shares or other
Deposited
Securities, other
than in accordance
with such
instructions or
deemed instructions.
If no instructions
are received by the
Depositary from any
Owner with respect
to any of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by
such Owners Receipts
on or before the
date established by
the Depositary for
such purpose, the
Depositary shall
deem such Owner to
have instructed the
Depositary to give a
discretionary proxy
in conformity with
Russian law to the
Company or to a
person designated by
the Company with
respect to such
Deposited Securities
and the Depositary
shall give a
discretionary proxy
in conformity with
Russian law to the
Company or to a
person designated by
the Company to vote
such Deposited
Securities; provided
that no such
instruction shall be
deemed given and no
such discretionary
proxy shall be given
with respect to any
matter as to which
the Company informs
the Depositary (and
the Company agrees
to provide such
information as
promptly as
practicable in
writing) that (x)
the Company does not
wish such proxy
given, (y)
substantial
opposition exists or
(z) such matter
materially and
adversely affects
the rights of
holders of Shares.

17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.

In circumstances
where the provisions
of Section 4.03 of
the Deposit
Agreement do not
apply, upon any
change in nominal
value, change in par
value, split-up,
consolidation, or
any other
reclassification of
Deposited
Securities, or upon
any
recapitalization,
reorganization,
merger or
consolidation, or
sale of assets
affecting the
Company or to which
it is a party, any
securities which
shall be received by
the Depositary or a
Custodian in
exchange for or in
conversion of or in
respect of Deposited
Securities shall be
treated as new
Deposited Securities
under the Deposit
Agreement, and
American Depositary
Shares shall
thenceforth
represent, in
addition to the
existing Deposited
Securities, the
right to receive the
new Deposited
Securities so
received in exchange
or conversion,
unless additional
Receipts are
delivered pursuant
to the following
sentence.  In any
such case the
Depositary may
execute and deliver
additional Receipts
as in the case of a
dividend in Shares,
or call for the
surrender of
outstanding Receipts
to be exchanged for
new Receipts
specifically
describing such new
Deposited
Securities.

18.	LIABILITY OF
THE COMPANY AND
DEPOSITARY.

Neither the
Depositary nor the
Company nor any of
their respective
directors,
employees, agents or
affiliates shall
incur any liability
to any Owner or
Beneficial Owner of
any Receipt, if by
reason of any
provision of (a) any
present or future
law or regulation of
the United States,
the Russian
Federation or any
other country, or of
any other
governmental or
regulatory authority
or stock exchange,
or by reason of any
act of God or war or
other circumstances
beyond its control,
or (b) in the case
of the Depositary
only, (i) any act or
failure to act of
the Company or its
agents, including
the Russian Share
Registrar, or their
respective
directors,
employees, agents or
affiliates, (ii) any
provision, present
or future, of the
Charter of the
Company or any other
instrument of the
Company governing
the Deposited
Securities or (iii)
any provision of any
securities issued or
distributed by the
Company, or any
offering or
distribution
thereof, the
Depositary or the
Company shall be
prevented, delayed
or forbidden from or
be subject to any
civil or criminal
penalty on account
of doing or
performing any act
or thing which by
the terms of the
Deposit Agreement or
Deposited Securities
it is provided shall
be done or performed
(including, in the
case of the
Depositary, delivery
of any Deposited
Securities or
distribution of cash
or property in
respect thereof
pursuant to Articles
12 and 13 hereof);
nor shall the
Depositary or the
Company or any of
their respective
directors,
employees, agents or
affiliates incur any
liability to any
Owner or Beneficial
Owner of a Receipt
by reason of any
non- performance or
delay, caused as
aforesaid, in the
performance of any
act or thing which
by the terms of the
Deposit Agreement it
is provided shall or
may be done or
performed, or by
reason of any
exercise of, or
failure to exercise,
any discretion
provided for in the
Deposit Agreement.
Where, by the terms
of a distribution
pursuant to Sections
4.01, 4.02 or 4.03
of the Deposit
Agreement, or an
offering or
distribution
pursuant to Section
4.04 of the Deposit
Agreement, such
distribution or
offering may not be
made available to
Owners of Receipts,
and the Depositary
may not dispose of
such distribution or
offering on behalf
of such Owners and
make the net
proceeds available
to such Owners, then
the Depositary shall
not make such
distribution or
offering, and shall
allow any rights, if
applicable, to
lapse.  Neither the
Company nor the
Depositary assumes
any obligation or
shall be subject to
any liability under
the Deposit
Agreement to Owners
or Beneficial Owners
of Receipts, except
that (i) the Company
agrees to perform
its obligations
specifically set
forth in the Deposit
Agreement and (ii)
the Depositary
agrees to perform
its obligations
specifically set
forth in the Deposit
Agreement without
negligence or bad
faith.  The
Depositary shall not
be subject to any
liability with
respect to the
validity or worth of
the Deposited
Securities.  Neither
the Depositary nor
the Company shall be
under any obligation
to appear in,
prosecute or defend
any action, suit, or
other proceeding in
respect of any
Deposited Securities
or in respect of the
Receipts, which in
its opinion may
involve it in
expense or
liability, unless
indemnity
satisfactory to it
against all expense
and liability shall
be furnished as
often as may be
required, and the
Custodian shall not
be under any
obligation
whatsoever with
respect to such
proceedings, the
responsibility of
the Custodian being
solely to the
Depositary.  Neither
the Depositary nor
the Company shall be
liable for any
action or inaction
by it in reliance
upon the advice of
or information from
legal counsel,
accountants, any
person presenting
Shares for deposit,
any Owner or
Beneficial Owner of
a Receipt, or any
other person
believed by it in
good faith to be
competent to give
such advice or
information;
provided, however,
that in the case of
the Company, advice
of or information
from legal counsel
is from recognized
U.S. legal counsel
for U.S. legal
issues, recognized
Russian counsel for
Russian legal issues
and recognized
counsel of any other
jurisdiction for
legal issues with
respect to that
jurisdiction.  The
Depositary shall not
be responsible for
any failure to carry
out any instructions
to vote any of the
Deposited
Securities, or for
the manner in which
any such vote is
cast or the effect
of any such vote,
provided that any
such action or
inaction is in good
faith.  The
Depositary shall not
be liable for any
acts or omissions
made by a successor
depositary whether
in connection with a
previous act or
omission of the
Depositary or in
connection with a
matter arising
wholly after the
removal or
resignation of the
Depositary, provided
that in connection
with the issue out
of which such
potential liability
arises, the
Depositary performed
its obligations
without negligence
or bad faith while
it acted as
Depositary.  The
Depositary shall not
be liable to the
Company, any Owner
or Beneficial Owner
or any other person
for the
unavailability of
Deposited Securities
or for the failure
to make any
distribution of cash
or property with
respect thereto as a
result of (i) any
act or failure to
act of the Company
or its agents,
including the
Russian Share
Registrar, or their
respective
directors,
employees, agents or
affiliates, (ii) any
provision of any
present or future
law or regulation of
the United States,
the Russian
Federation or any
other country, (iii)
any provision of any
present or future
regulation of any
governmental or
regulatory authority
or stock exchange,
(iv) any provision
of any present or
future Charter of
the Company or any
other instrument of
the Company
governing the
Deposited
Securities, (v) any
provision of any
securities issued or
distributed by the
Company, or any
offering or
distribution
thereof, or (vi) any
act of God or war or
other circumstance
beyond its control.
The Company agrees
to indemnify the
Depositary, any
Custodian, and their
respective
directors,
employees, agents
and affiliates and
any Custodian
against, and hold
each of them
harmless from, any
liability or expense
(including, but not
limited to, the
expenses of counsel)
which may arise out
of (a) any
registration with
the Commission of
Receipts, American
Depositary Shares or
Deposited Securities
or the offer or sale
thereof, or out of
acts performed or
omitted, in
accordance with the
provisions of the
Deposit Agreement
and of the Receipts,
as the same may be
amended, modified,
or supplemented from
time to time, (i) by
either the
Depositary or a
Custodian or their
respective
directors,
employees, agents
and affiliates,
except for any
liability or expense
arising out of the
negligence or bad
faith of either of
them, or (ii) by the
Company or any of
its directors,
employees, agents
and affiliates or
(b) the
unavailability of
Deposited Securities
or the failure to
make any
distribution of cash
or property with
respect thereto as a
result of (i) any
act or failure to
act of the Company
or its agents,
including the
Russian Share
Registrar, or their
respective
directors,
employees, agents or
affiliates, (ii) any
provision of any
present or future
Charter of the
Company or any other
instrument of the
Company governing
Deposited Securities
or (iii) any
provision of any
securities issued or
distributed by the
Company, or any
offering or
distribution
thereof.  No
disclaimer of
liability under the
Securities Act of
1933 is intended by
any provision of the
Deposit Agreement.


19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR CUSTODIAN.

The Depositary may
at any time resign
as Depositary
hereunder by written
notice of its
election so to do
delivered to the
Company, such
resignation to take
effect  upon the
appointment of a
successor depositary
and its acceptance
of such appointment
as provided in the
Deposit Agreement.
The Depositary may
at any time be
removed by the
Company by written
notice of such
removal, effective
upon the appointment
of a successor
depositary and its
acceptance of such
appointment as
provided in the
Deposit Agreement.
Whenever the
Depositary in its
discretion
determines that it
is in the best
interest of the
Owners of Receipts
to do so, it may
appoint a substitute
or additional
custodian or
custodians.



20.	AMENDMENT.

The form of the
Receipts and any
provisions of the
Deposit Agreement
may at any time and
from time to time be
amended by agreement
between the Company
and the Depositary
without the consent
of Owners or
Beneficial Owners of
Receipts in any
respect which they
may deem necessary
or desirable.  Any
amendment which
shall impose or
increase any fees or
charges (other than
taxes and other
governmental
charges,
registration fees
and cable, telex or
facsimile
transmission costs,
delivery costs or
other such
expenses), or which
shall otherwise
prejudice any
substantial existing
right of Owners of
Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the expiration
of thirty days after
notice of such
amendment shall have
been given to the
Owners of
outstanding
Receipts.  Every
Owner of a Receipt
at the time any
amendment so becomes
effective shall be
deemed, by
continuing to hold
such Receipt, to
consent and agree to
such amendment and
to be bound by the
Deposit Agreement as
amended thereby.  In
no event shall any
amendment impair the
right of the Owner
of any Receipt to
surrender such
Receipt and receive
therefor the
Deposited Securities
represented thereby
except in order to
comply with
mandatory provisions
of applicable law.

21.	TERMINATION OF
DEPOSIT AGREEMENT.

The Depositary at
any time at the
direction of the
Company, shall
terminate the
Deposit Agreement by
mailing notice of
such termination to
the Owners of all
Receipts then
outstanding at least
90 days prior to the
date fixed in such
notice for such
termination.  The
Depositary may
likewise terminate
the Deposit
Agreement by mailing
notice of such
termination to the
Company and the
Owners of all
Receipts then
outstanding if at
any time 90 days
shall have expired
after the Depositary
shall have delivered
to the Company a
written notice of
its election to
resign and a
successor depositary
shall not have been
appointed and
accepted its
appointment as
provided in the
Deposit Agreement.
On and after the
date of termination,
the Owner of a
Receipt will, upon
(a) surrender of
such Receipt at the
Corporate Trust
Office of the
Depositary and (b)
payment of any
applicable taxes or
governmental charges
and the fees and
expenses of the
Depositary,
including the fee of
the Depositary for
the surrender of
Receipts referred to
in Article 8 hereof,
be entitled to
delivery, to him or
upon his order, of
the amount of
Deposited Securities
represented by the
American Depositary
Shares evidenced by
such Receipt in the
manner provided in
Section 2.05 of the
Deposit Agreement.
If any Receipts
shall remain
outstanding after
the date of
termination, the
Depositary
thereafter shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the
distribution of
dividends to the
Owners thereof, and
shall not give any
further notices or
perform any further
acts under the
Deposit Agreement,
except that the
Depositary shall
continue to collect
dividends and other
distributions
pertaining to
Deposited
Securities, shall
sell rights and
other property as
provided in the
Deposit Agreement,
and shall continue
to deliver Deposited
Securities, together
with any dividends
or other
distributions
received with
respect thereto and
the net proceeds of
the sale of any
rights or other
property, in
exchange for
Receipts surrendered
to the Depositary
(after deducting, in
each case, the fees
of the Depositary
for the surrender of
a Receipt, any
expenses for the
account of the Owner
of such Receipt in
accordance with the
terms and conditions
of the Deposit
Agreement, and any
applicable taxes or
governmental
charges).  At any
time after the
expiration of one
year from the date
of termination, the
Depositary may sell
the Deposited
Securities then held
under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with
any other cash then
held by it
thereunder,
unsegregated and
without liability
for interest, for
the pro rata benefit
of the Owners of
Receipts which have
not theretofore been
surrendered, such
Owners thereupon
becoming general
creditors of the
Depositary with
respect to such net
proceeds.  After
making such sale,
the Depositary shall
be discharged from
all obligations
under the Deposit
Agreement, except to
account for such net
proceeds and other
cash (after
deducting, in each
case, the fees of
the Depositary for
the surrender of a
Receipt, any
expenses for the
account of the Owner
of such Receipt in
accordance with the
terms and conditions
of the Deposit
Agreement, and any
applicable taxes or
governmental
charges).  Upon the
termination of the
Deposit Agreement,
the Company shall be
discharged from all
obligations under
the Deposit
Agreement except for
its obligations to
the Depositary with
respect to
indemnification,
charges, and
expenses.

22.	ARBITRATION;
WAIVER OF IMMUNITIES

The Deposit
Agreement provides
that any
controversy, claim
or cause of action
brought by any party
to the Deposit
Agreement against
the Company arising
out of or relating
to the Shares or
other Deposited
Securities, the
American Depositary
Shares, the Receipts
or the Deposit
Agreement, or the
breach thereof,
shall be settled by
arbitration in
accordance with the
Commercial
Arbitration Rules of
the American
Arbitration
Association, and
that judgment upon
the award rendered
by the arbitrators
may be entered in
any court having
jurisdiction
thereof; provided,
that in the event of
any third-party
litigation to which
the Depositary is a
party and to which
the Company may
properly be joined,
the Company may be
so joined in any
court in which such
litigation is
proceeding; and
provided further
that any such
controversy, claim
or cause of action
that relates to or
is based upon the
provisions of the
Federal securities
laws of the United
States or the rules
and regulations
promulgated
thereunder may, but
need not, be
submitted to
arbitration as
provided in the
Deposit Agreement.
The Deposit
Agreement further
provides that any
controversy, claim
or cause of action
arising out of or
relating to the
Shares or other
Deposited
Securities, the
American Depositary
Shares, the Receipts
or this Deposit
Agreement not
subject to
arbitration above
shall be litigated
in the Federal and
state courts in the
Borough of
Manhattan.

The Company has
agreed in the
Deposit Agreement to
appoint an agent in
the United States
for service of
process.

To the extent that
the Company or any
of its properties,
assets or revenues
may have or
hereafter become
entitled to, or have
attributed to it,
any right of
sovereign immunity
from any legal
action, suit or
proceeding, from the
giving of an relief
in any respect
thereof, from setoff
or counterclaim,
from the
jurisdiction of any
court, from service
of process, from
attachment upon or
prior to judgment,
from attachment in
aid of execution or
judgment, or other
legal process or
proceeding for the
giving of any relief
or for the
enforcement of any
judgment, in any
jurisdiction in
which proceedings
may at any time be
commenced, with
respect to its
obligations,
liabilities or any
other matter under
or arising our of or
in connection with
the Shares or
Deposited
Securities, the
American Depositary
Shares, the Receipts
or the Deposit
Agreement, the
Company, to the
fullest extent
permitted by law,
hereby irrevocably
and unconditionally
waives, and agrees
not to plead or
claim, any such
immunity and
consents to such
relief and
enforcement.

23.	REGISTRATION OF
SHARES; RUSSIAN
SHARE REGISTRAR;
SHARE REGISTER

	(a) The Company
has agreed in the
Deposit Agreement
that it shall, at
any time and from
time to time:

 	(i) take any
and all action
as may be
necessary to
assure the
accuracy and
completeness of
all information
set forth in
the Share
Register
maintained by
the Russian
Share Registrar
in respect of
the Shares or
Deposited
Securities;

(ii) provide or
cause the
Russian Share
Registrar to
provide to the
Depositary, the
Custodian or
their
respective
agents
unrestricted
access to the
Share Register
during ordinary
business hours
in Moscow,
Russian
Federation, in
such manner and
upon such terms
and conditions
as the
Depositary may,
in its sole
discretion,
deem
appropriate, to
permit the
Depositary, the
Custodian or
their
respective
agents to
regularly (and
in any event
not less than
monthly)
confirm the
number of
Deposited
Securities
registered in
the name of the
Depositary, the
Custodian or
their
respective
nominees, as
applicable,
pursuant to the
terms of the
Deposit
Agreement and,
in connection
therewith, to
provide the
Depositary, the
Custodian or
their
respective
agents, upon
request, with a
duplicate
extract from
the Share
Register duly
certified by
the Russian
Share Registrar
(or some other
evidence of
verification
which the
Depositary, in
its sole
discretion,
deems
sufficient);

(iii) cause the
Russian Share
Registrar
promptly (and,
in any event,
within 72 hours
from the time
it is requested
to do so by the
Depositary or
the Custodian
or any of their
respective
agents) to
effect the re-
registration of
ownership of
Deposited
Securities in
the Share
Register in
connection with
any deposit or
withdrawal of
Shares or
Deposited
Securities
under the
Deposit
Agreement;

(iv) permit and
cause the
Russian Share
Registrar to
permit the
Depositary or
the Custodian
to register any
Shares or other
Deposited
Securities held
under the
Deposit
Agreement in
the name of the
Depositary, the
Custodian or
their
respective
nominees (which
may, but need
not be, a non-
resident of the
Russian
Federation);
and

(v) cause the
Russian Share
Registrar
promptly to
notify the
Depositary in
writing at any
time that the
Russian Share
Registrar (A)
eliminates the
name of a
shareholder of
the Company
from the Share
Register or
otherwise
alters a
shareholders
interest in the
Companys shares
and such
shareholder
alleges to the
Company or the
Russian Share
Registrar or
publicly that
such
elimination or
alteration is
unlawful; (B)
no longer will
be able
materially to
comply with, or
has engaged in
conduct that
indicates it
will not
materially
comply with,
the provisions
of the Deposit
Agreement
relating to it
(including,
without
limitation,
Section 5.13
thereof); (C)
refuses to re-
register shares
of the Company
in the name of
a particular
purchaser and
such purchaser
(or its
respective
seller) alleges
that such
refusal is
unlawful; (D)
holds shares of
the Company for
its own
account; or (E)
has materially
breached the
provisions of
the Deposit
Agreement
relating to it
(including,
without
limitation,
Section 5.13
thereof) and
has failed to
cure such
breach within a
reasonable
time.

	(b)  The Company has
agreed in the Deposit Agreement
that it shall be solely liable
for any act or failure to act on
the part of the Russian Share Registrar
and that the Company
shall be solely liable
for the unavailability of
Deposited Securities or
for the failure of the
Depositary to make any
distribution of cash or
property with respect
thereto as a result of
(i) any act or failure to
act of the Company or its
agents, including the
Russian Share Registrar,
or their respective
directors, employees,
agents or affiliates,
(ii) any provision of any
present or future Charter
of the Company or any
other instrument of the
Company governing the
Deposited Securities, or
(iii) any provision of
any securities issued or
distributed by the
Company, or any offering
or distribution thereof.

	(c)  The Depositary has
agreed in the Deposit Agreement for
the benefit of Owners and Beneficial
Owners that the Depositary or the
Custodian will regularly
(and in any event not
less than monthly)
confirm the number of
Deposited Securities
registered in the name of
the Depositary, the
Custodian or their
respective nominees, as
applicable, pursuant to
the terms of the Deposit
Agreement.  The Company
and the Depositary have
agreed in the Deposit
Agreement that, for
purposes of the rights
and obligations under the
Deposit Agreement and
this Receipt of the
parties thereto and
hereto, the records of
the Depositary and the
Custodian shall be
controlling for all
purposes with respect to
the number of Shares or
other Deposited
Securities which should
be registered in the name
of the Depositary, the
Custodian or their
respective nominees, as
applicable, pursuant to
the terms of the Deposit
Agreement.  The
Depositary has agreed in
the Deposit Agreement
that it will instruct the
Custodian to maintain
custody of all
duplicative share
extracts (or other
evidence of verification)
provided to the
Depositary, the Custodian
or their respective
agents pursuant to the
Deposit Agreement.  In
the event of any material
discrepancy between the
records of the Depositary
or the Custodian and the
Share Register, then, if
an officer of the ADR
Department of the
Depositary has actual
knowledge of such
discrepancy, the
Depositary will promptly
notify the Company.  In
the event of any
discrepancy between the
records of the Depositary
or the Custodian and the
Share Register, the
Company has agreed that
(whether or not it has
received any notification
from the Depositary) it
will (i) use its best
efforts to cause the
Russian Share Registrar
to reconcile its records
to the records of the
Depositary or the
Custodian and to make
such corrections or
revisions in the Share
Register as may be
necessary in connection
therewith and (ii) to the
extent the Company is
unable to so reconcile
such records, promptly
instruct the Depositary
to notify the Owners of
the existence of such
discrepancy. Upon receipt
of such instruction, the
Depositary will promptly
give such notification to
the Owners pursuant to
Section 4.09 of the
Deposit Agreement (it
being understood that the
Depositary may at any
time give such
notification to the
Owners, whether or not it
has received instructions
from the Company), and
the Depositary will
promptly cease issuing
Receipts pursuant to
Section 2.02 of the
Deposit Agreement until
such time as, in the
opinion of the
Depositary, such records
have been appropriately
reconciled.



A-1

LONDON: 87180.4